UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 29, 2012

Commission File Number:	1-5273-1

Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216
(State of other jurisdiction of incorporation)	(IRS Employer Identification No.)

650 Fifth Avenue , New York, New York	10019-6108
(Address of principal executive offices)	(Zip Code)

(212) 757-3300

 (Registrant’s telephone number, including area code)

NA

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

TABLE OF CONTENTS

ITEM 7.01
REGULATION FD DISCLOSURE

ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURE

EXHIBIT INDEX

PRESS RELEASE

ITEM 7.01
REGULATION FD DISCLOSURE

On October 29, 2012, the Company issued a press release announcing that it has rescheduled the release of its third quarter financial results and related conference call to Friday, November 2, 2012, due to Hurricane Sandy and the associated closure of the financial markets.

ITEM 9.01
FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits

99.1	Press release dated October 29, 2012 (furnished pursuant to Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:	October 30, 2012

BY:	/s/ JOHN W. TIETJEN
JOHN W. TIETJEN Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Press Release dated October 29, 2012